Exhibit 99.2

Viking Acquisition Overview January 2, 2013

Forward Looking Statements 2 Statements made in this presentation or otherwise attributable to the company regarding the company's business which are not historical fact are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the risks that Middleby and Viking businesses will not be integrated successfully; the risk that Middleby and Viking will not realize synergies relating to the transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees, distributors or suppliers; the level of end market activity in Middleby’s and Vikings’s commercial and residential markets; unpredictable difficulties or delays in the development of new product technology; results of pending and future litigation; access to capital; actions of domestic and foreign governments; variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing and related market conditions; the timely development and market acceptance of the company's products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company's SEC filings.

Transaction Overview 3 Leading Brand in Residential Cooking and Kitchen Equipment New Platform with Significant Growth Opportunities Estimated premium/luxury market >$1 billion Synergies with Middleby’s commercial foodservice business Positioned for Growth Improvement in residential market Introduction of new products and technologies State of the art manufacturing capabilities with significant excess capacity Support significant organic growth Leverage as acquisition platform Compelling Strategic Rationale

Transaction Overview 4 Purchase price $380 million All cash funded at close No contingent or deferred payments Viking Financial Highlights Current approximate Net Assets $50 million Current approximate annual revenues $200 million Current run rate EBITDA 10% - 12% Peak 2006/2007 revenues of approximately $400 million and EBITDA of $60 million Transaction Financing: Funded under $1 billion revolving credit facility Total borrowing post-transaction approximately $660 million Post transaction approximately 2.9x debt/ebitda leverage Financing cost Libor +225 bps Tax Attributes 338h(10) election Intangible assets are tax deductible Approximate tax deduction in excess of $100 million over 15 years Financial Overview

Viking Overview 5 First introduced in 1987 as the industry’s first restaurant-type range, Viking’s Professional Series offers the ultimate experience in performance and design Professional Cooking in the Home Viking was the first to offer a full range of professional-style products for the complete kitchen Viking products are made to the highest quality standards, utilizing the finest materials and components available Complete Array of Products Freestanding Ranges Built-in Surface Cooking Built-in Ovens Kitchen Cleanup Products Refrigeration Products Ventilation Products Outdoor Kitchen Products Original Viking Range

Viking Overview Design Integrity TM Ensures consistency in both performance and design Across all product categories, every feature follows the same design cues Ultra-premium features including precision burner controls, convection baking and infrared broiling Extends not only to core family of large kitchen appliances, but also to outdoor, accessories and countertop appliances Bringing focus to the kitchen Viking's ultra-premium features make the kitchen the center of the home 6 Viking's unique styling, professional craftsmanship and innovative design processes ensure every product is built to last The Viking Design Center The Company’s in-house design studio staffed with designers who are the architects of the Viking product line and ensure consistency across all Viking products Enables Viking to control the entire design process without outsourcing Strongly contributes to Viking being able to maintain its extensive product line and carry out frequent new product introductions to help maintain its competitive edge

Viking Overview 7 Full Coverage of Luxury and Super-Premium Categories with Recent Introductions Brigade Series Super-premium line for those wanting to truly differentiate themselves and make a statement Freestanding ranges and other kitchen appliances European-influenced "suite" concept - fully customized for the home culinary experience 2012 Product launch Professional Series Viking's flagship product line First introduced restaurant-style cooking to the home in 1987 Signature ranges, ovens, refrigerators and other kitchen appliances & outdoor cooking equipment D3 Series Fills vacant white space in a market segment that is presently underserved Offers a fresh, new perspective on premium performance 2 year design and engineering investment Inspired by input from key dealers and designers 2012 Product Launch Products Categories

Viking Overview 8 Manufacturing Overview Overview 4 manufacturing plants Distribution center Over 650 employees locally (non-union) State-of-the-art machinery and diagnostic checkpoints Progressive & flexible production techniques (Toyota Production System) Ability to increase production by >2.5x with minimal capital expenditure requirements Manufacturing Facility Snapshot Product Support Center and Reliability Lab Testing Center nearby Modern Facilities with Significant Capacity to Support Future Growth Site Square Feet Cooking Products 241,560 Refrigeration 144,488 Dishwasher 87,000 Ventilation 80,277 Distribution 81,126 Tool & Die 10,625 Total 645,076

Transaction Synergies 9 Significant Synergies with Middleby Commercial Foodservice Platform Design and manufacturing synergies of ranges, ovens, and outdoor cooking Cost reduced designs Quality enhancements Manufacturing consolidation opportunities Purchasing leverage and supply chain Greater combined purchasing leverage of common items Opportunities to standardize common parts Insource various component part manufacturing Leverage of international infrastructure supporting global sales and service Utilize Middleby offices in targeted emerging markets Product and Technology sharing Induction Speed Cooking Toasting and Warming Truvection Burner and heat transfer systems Corporate and administrative savings Insurance Audit Tax Expectation to expand profitability to >20% EBITDA margins within 3 years

Transaction Summary Sales Growth from improving residential market New product introductions Penetration of emerging markets Opportunities to grow through future acquisition Profitability Dilutive to EPS first half 2013 Accretive to EPS second half 2013 Increase of EBITDA margins to >20% within 3 years Other financial Depreciation estimate $10 million per annum Capex consistent with Middleby historic trends (1% to 2% sales) Intangible Amortization estimated $9 - $12 million per year Incremental effective tax rate estimated 36% to 38% Non-P&L cash benefit from tax deductibility of $4 to $5 million per year 10 Transaction Financial Expectations